Exhibit 10.10










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                          REGISTRATION RIGHTS AGREEMENT

                                     BETWEEN

                         ENTERTAINMENT PROPERTIES TRUST,
                       WHITBY CENTRUM LIMITED PARTNERSHIP,
                      OAKVILLE CENTRUM LIMITED PARTNERSHIP,
                       KANATA CENTRUM LIMITED PARTNERSHIP,
                      COURTNEY SQUARE LIMITED PARTNERSHIP,

                                       AND

                              2041197 ONTARIO LTD.

                         -------------------------------


                                FEBRUARY 24, 2004


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


                                TABLE OF CONTENTS


                                    ARTICLE 1
                          DEFINITIONS AND CONSTRUCTION

Section 1.1   Definitions......................................................1
Section 1.2   Construction.....................................................5

                                    ARTICLE 2
                               SHELF REGISTRATION

Section 2.1   Shelf Registration...............................................6
Section 2.2   Other Registrable Securities.....................................6
Section 2.3   [Reserved.]......................................................7
Section 2.4   Voluntary Volume Limitation......................................7

                                    ARTICLE 3
                                   [RESERVED]


                                    ARTICLE 4
                     CERTAIN REGISTRATION-RELATED PROVISIONS

Section 4.1   Certain Registration-Related Procedures..........................8
Section 4.2   Delay or Failure to Register....................................13
Section 4.3   Suspension of Sales.............................................15

                                    ARTICLE 5
                   HOLDER'S OBLIGATION TO FURNISH INFORMATION

Section 5.1   Condition Precedent.............................................15

                                    ARTICLE 6
                              REGISTRATION EXPENSES

Section 6.1   Registration Expenses...........................................16

                                    ARTICLE 7
                              DELAY OF REGISTRATION

Section 7.1   No Right to Delay...............................................16

                                    ARTICLE 8
                        INDEMNIFICATION AND CONTRIBUTION

Section 8.1   Indemnification of Holders......................................16
Section 8.2   Indemnification of Company......................................17
Section 8.3   Notification of Claim...........................................18
Section 8.4   Contribution....................................................20

Section 8.5   Survival; Nonexclusivity........................................20

                                    ARTICLE 9
                           REPORTS UNDER EXCHANGE ACT

Section 9.1 Reporting........................................................1

                                   ARTICLE 10
                        ASSIGNMENT OF REGISTRATION RIGHTS

Section 10.1  Assignment......................................................21

                                   ARTICLE 11
                        AMENDMENT OF REGISTRATION RIGHTS

Section 11.1  Amendment.......................................................22

                                   ARTICLE 12
                         REPRESENTATIONS AND WARRANTIES

Section 12.1  Representations and Warranties of all Parties...................22
Section 12.2  Survival of Representations and Warranties......................22

                                   ARTICLE 13
                              HOLDER REPRESENTATIVE

Section 13.1  Acknowledgement.................................................23
Section 13.2  Exclusive Dealings with Holder Representative...................23
Section 13.3  Indemnification.................................................23

                                   ARTICLE 14
                                  MISCELLANEOUS

Section 14.1  Dispute Resolution..............................................24
Section 14.2  Notices.........................................................25
Section 14.3  Waiver.26
Section 14.4  Non-Merger......................................................26
Section 14.5  Conflict........................................................26
Section 14.6  Successors and Assigns..........................................27
Section 14.7  Entire Agreement................................................27
Section 14.8  Severability....................................................27
Section 14.9  Non-Business Days...............................................27
Section 14.10 Time of the Essence.  Remedies..................................27
Section 14.11 Further Assurances..............................................28
Section 14.12 Confidentiality.................................................28
Section 14.13 Counterparts....................................................28
Section 14.14 Governing Law...................................................28

Section 14.15 No Inconsistent Agreement.......................................28
Section 14.16 Defaults........................................................29
Section 14.17 No Required Sale................................................29

     THIS REGISTRATION RIGHTS AGREEMENT (the "AGREEMENT"), dated as of February 24, 2004 (sometimes referred to herein as the "DATE HEREOF" or the "DATE OF THIS AGREEMENT"), is by and among (i) Entertainment Properties Trust, a Maryland business trust (the "COMPANY"), (ii) Whitby Centrum Limited Partnership, an Ontario limited partnership, Oakville Centrum Limited Partnership, an Ontario limited partnership, Kanata Centrum Limited Partnership, an Ontario limited partnership, and Courtney Square Limited Partnership, an Ontario limited partnership (all of the foregoing listed in this clause (ii), collectively, the "VENDORS"), and (iii) 2041197 Ontario Ltd., an Ontario corporation (the "NOMINEE HOLDER"). The Vendors and the Nominee Holder, and their respective direct and indirect successors-in-interest and permitted assigns in accordance with Article 10 hereof, are hereinafter sometimes referred to collectively as the "HOLDERS".

     RECITALS:

     WHEREAS, pursuant to the Purchase Agreements and the Note Purchase Agreements, the Vendors are to be issued Common Shares (as defined below), and, except as provided herein, such Common Shares will not be registered under the Securities Act; and

     WHEREAS, the Nominee Holder (as the nominee of the Vendors) is going to be the initial record owner of the Common Shares mentioned in the preceding "WHEREAS" clause;

     WHEREAS, the Company has agreed to provide certain registration rights with respect to the Common Shares as set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                          DEFINITIONS AND CONSTRUCTION

SECTION 1.1 DEFINITIONS.

     For purposes of this Agreement, the following terms shall have the meanings specified below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "AFFILIATE" means any Person that directly or indirectly controls, is controlled by, or is under common control with, the Person in question. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a

     Person, whether through ownership of voting securities, by contract or otherwise.

     "APPLICABLE REGISTRATION STATEMENTS" means the Shelf Registration Statement and any other Registration Statement filed pursuant to Article 2.

     "BUSINESS DAY(S)" means calendar days other than Saturdays, Sundays and days on which banking institutions in the City of New York are authorized by law to close.

     "CLOSING DATE" means the date of issuance of the Purchase Agreement Shares to the Holders pursuant to the Purchase Agreement.

     "COMMON SHARES" means the Company's Common Shares, par value $0.01 per share.

     "EXCHANGE ACT" means the United States SECURITIES EXCHANGE ACT OF 1934, as amended, or any similar successor federal statute, and the rules and regulations promulgated thereunder as in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar successor federal statute.

     "FINANCIAL STATEMENTS DELIVERY DATE" means the date on which the Holders deliver or cause to be delivered, in substantially final form, the financial statements listed or described in Schedule A hereto.

     "FORM S-3" means such form of registration statement under the Securities Act or any registration form under the Securities Act subsequently adopted by the SEC that permits the inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "HOLDER" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

     "HOLDER  REPRESENTATIVE"  shall have the  meaning  ascribed to such term in
     Section 13.1.

     "INITIAL DUE DATE" means the date that is ninety (90) days after the Financial Statements Delivery Date.

     "LONG-TERM DUE DATE" means the 90th day after the Initial Due Date.

     "MAJORITY HOLDERS" means, at any time, Holders holding more than 50% of the Registrable Securities.

     "MAJORITY PARTICIPATING HOLDERS" means, at any time, Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any underwritten offering of Registrable Securities.

     "NOMINEE HOLDER" shall have the meaning ascribed to that term in the introductory paragraph of this Agreement.

     "NOTE PURCHASE AGREEMENTS" means the four separate Note Purchase Agreements dated as of February 24, 2004, pursuant to which it was agreed, INTER ALIA, that the Company would issue Common Shares to the Vendors (or their nominees).

     "OTHER SECURITIES" means securities of the same class as the Registrable Securities, other than the Registrable Securities themselves and other than securities to be issued by the Company for its own account.

     "PARTICIPATING HOLDER" means any Holder participating in any underwritten offering of Registrable Securities.

     "PERSON" includes any individual, corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability company, or other legal entity or organization.

     "PURCHASE AGREEMENTS" means the four separate Purchase Agreements dated as of November 14, 2003 pursuant to which, INTER ALIA, EPR North Trust agreed to acquire from the Vendors certain real property, leases and personal property, AS AMENDED.

     "PURCHASE AGREEMENT SHARES" means the Common Shares issuable or issued by the Company to the Holders pursuant to the Purchase Agreements and/or the Note Purchase Agreements.

     "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by the preparation and filing of a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

     "REGISTRABLE SECURITIES" means at any time: (a) the Purchase Agreement Shares, and (b) any other securities issued by the Company (or any other Person) in exchange for, or otherwise with respect to, the Purchase Agreement Shares, but, with respect to any particular Registrable Security, only so long as it continues to be a Registrable Security. Registrable Securities shall include any securities issued as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding shares of Registrable Securities into a greater number of shares (by reclassification, stock split or otherwise) or from any reclassification of any Registrable Securities. For the purposes of this Agreement, a security that was at one time a Registrable Security shall cease to be a Registrable Security when (a) such security has been effectively registered under the Securities Act and such security has been disposed of (and any secondary distribution of such security has been completed) pursuant to such registration statement, (b) such security is sold to the public in reliance on Rule 144 (or any similar provision then in force) under the Securities Act, (c) such security has been otherwise transferred and (i) the Company has properly delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Common Shares upon the initial issuance thereof (or other legend of similar import) and (ii) in the opinion of counsel to the Company reasonably acceptable to the Holders and addressed to the Company and the holder of such security, the subsequent disposition of such security shall not require the registration or qualification under the Securities Act or be subject to any other limitations on dispositions, including volume limitations on dispositions, or (d) such security has ceased to be outstanding.

     "REGISTRATION EXPENSES" means all fees and expenses incurred in connection with the Company's performance of or compliance with Articles 2, and 4 hereof, and in any event including, without limitation: (a) all registration, qualification and filing fees; (b) all fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of any Registrable Securities being registered); (c) all printing expenses; (d) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); and (e) all fees and expenses of causing any Registrable Securities to be listed or quoted on any securities exchange or automated quotation system on which the Common Shares are then listed or quoted; PROVIDED, HOWEVER, that (i) Registration Expenses shall exclude, and the Participating Holders shall pay ratably, underwriting discounts and commissions in respect of any underwritten offering of the Registrable Securities pursuant to this Agreement and (ii) Registration Expenses shall exclude, and the appropriate Holder shall pay, any discounts or commissions payable to any broker, dealer, market maker or similar securities industry professional pursuant to any agreement between such Holder and any such securities industry professional in respect of the sale of the Registrable Securities.

     "REGISTRATION STATEMENT" means any registration statement or similar document under the Securities Act or any successor thereto that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus or preliminary prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to such Registration Statement and all material incorporated by reference in such registration statement.

     "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

     "SEC" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "SECURITIES ACT" means the United States SECURITIES ACT OF 1933, as amended, or any similar successor federal statute, and the rules and regulations promulgated thereunder as in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar successor federal statute.

     "SHELF  REGISTRATION  STATEMENT"  has the meaning  ascribed to such term in
     Section 2.1.

     "VENDOR LIMITED PARTNERS" means the limited partners of each of the Vendors.

SECTION 1.2 CONSTRUCTION.

     In this Agreement, unless the context otherwise requires:

     (a)  Articles   and   Sections   referred  to  by  number  shall  mean  the
          corresponding Articles and Sections of this Agreement.

     (b) The terms "HEREBY," "HEREOF," "HERETO," "HEREIN," "HEREUNDER," and any similar terms, as used in this Agreement refer to this Agreement, and the term "HEREAFTER" shall mean after, and the term "HERETOFORE" shall mean before, the date of execution of this Agreement.

     (c) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Words importing the singular number shall include the plural number and vice versa, and words importing persons shall include corporations and associations, including public bodies, as well as natural persons.

     (d) The headings and captions in this Agreement are inserted for convenience of reference only and in no way define, describe, or limit the scope or intent of this Agreement or any of the provisions hereof.

     (e) The words "INCLUDE", "INCLUDES" and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION.

     (f) References to any "Registration Statement" (including the Shelf Registration Statement), "preliminary prospectus", "prospectus" or "summary prospectus" shall include in each case any related prospectus supplement or preliminary prospectus supplement and the documents, if any, incorporated by reference in such Registration Statement, preliminary prospectus, prospectus or summary prospectus (or in any such related prospectus supplement or preliminary prospectus supplement), and the terms "supplement", "amendment" or "amend" shall include all documents deemed to be incorporated in any Registration Statement, preliminary prospectus, prospectus or summary prospectus (or any related prospectus supplement or preliminary prospectus supplement) that are filed subsequent to the date of such Registration Statement, preliminary prospectus, prospectus or summary prospectus (or related prospectus supplement or preliminary prospectus supplement), as the case may be, by the Company with the SEC pursuant to the Exchange Act.

                                   ARTICLE 2
                               SHELF REGISTRATION

SECTION 2.1 SHELF REGISTRATION.

     The Company shall, as expeditiously as reasonably practicable, prepare and file with the SEC a new Registration Statement on Form S-3 for a secondary offering to be made on a continuous basis pursuant to Rule 415 covering all of the Purchase Agreement Shares (the "SHELF REGISTRATION STATEMENT"). The Shelf Registration Statement shall comply as to form in all material respects with the requirements of Form S-3, provide for the possible resale from time to time of the Purchase Agreement Shares in the manner or manners designated by the Majority Holders (including in one or more underwritten offerings), and (without limitation of the foregoing) include all financial statements required by the SEC to be filed therewith. The Company shall use its reasonable best efforts to cause the Shelf Registration Statement (i) to become effective as expeditiously as reasonably practicable and in any event within 90 days after the Closing Date, and (ii) to remain effective until the second anniversary of the Closing Date; provided, however, that the Shelf Registration Statement need not remain in effect after the first date (after the Closing Date) upon which there ceases to be any Registrable Securities. The Company shall not permit any securities other than the Purchase Agreement Securities (or, if applicable, other Registrable Securities) to be registered under the Shelf Registration Statement.

SECTION 2.2 OTHER REGISTRABLE SECURITIES.

     In the event that prior to the second anniversary of the Closing Date there shall ever be Registrable Securities other than the Purchase Agreement Shares, the

Company shall comply anew with Sections 2.1, 4.1 and 4.2 with respect to such additional Registrable Securities, MUTATIS MUTANDIS (including that, in the context of this Section 2.2, references in Section 4.1 to the "Shelf Registration Statement" also shall include any additional Registration Statement filed pursuant to this Section 2.2).

SECTION 2.3 [RESERVED.]


SECTION 2.4 VOLUNTARY VOLUME LIMITATION.

     The Holders covenant to the Company that the amount of any public sale (other than, and disregarding entirely, any Excluded Sale) of Purchase Agreement Shares by any Holder prior to the first anniversary hereof, together will all other public sales (other than, and disregarding entirely, any Excluded Sales) of Purchase Agreement Shares by the Holders within the preceding three months, shall not exceed the greater of (i) one percent of the Common Shares then outstanding as shown by the most recent report filed by the Company under the Exchange Act, (ii) the average weekly reported volume of trading in Common Shares on all "national securities exchanges" and/or reported through the automated quotation system of a "registered securities association" (the quoted terms to have the same meanings as under Rule 144 under the Securities Act) during the four calendar weeks prior to such current public sale or (iii) the average weekly volume of trading in the Common Shares reported through the "consolidated transaction reporting system" (such quoted term to have the same meaning as under Rule 144 under the Securities Act) during the four-week period specified in clause (ii). "EXCLUDED SALE" means (x) any negotiated sale of Purchase Agreement Shares in which the purchaser expressly agrees, in a written instrument expressly for the benefit of the Company, to abide by the limitations set forth in this Section 2.4 with respect to the Purchase Agreement Shares sold in such negotiated sale, it being further understood and agreed (for the avoidance of doubt) that any public sales of any such Purchase Agreement Shares by such purchaser (other than any Excluded Sale) shall be taken into account in determining whether sales by other Holders of Purchase Agreement Shares (subsequent to any such re-sales) are in compliance with this Section 2.4, or
(y) any sale of any Purchase Agreement Shares in any tender, exchange or similar offer.

                                   ARTICLE 3
                                   [RESERVED]

                                   ARTICLE 4
                     CERTAIN REGISTRATION-RELATED PROVISIONS

SECTION 4.1 CERTAIN REGISTRATION-RELATED PROCEDURES.

     The Company shall, as expeditiously as reasonably practicable:

     (a) Prepare and file with the SEC (including pursuant to Rule 424 (or any similar rule then in force) as appropriate) such amendments and supplements (including by filing reports on Form 8-K under the Exchange Act) to each Applicable Registration Statement and each prospectus used in connection with such Registration Statement as may be necessary, or as the Majority Holders reasonably may request, from time to time to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement (in the manner or manners designated by the Majority Holders (including in one or more underwritten offerings) from time to time) and to keep such Registration Statement effective for the periods specified in Sections 2.1 and 2.2.

     (b) Furnish to the Holders, without charge, such number of copies of each prospectus, including any preliminary prospectus, used in connection with any Applicable Registration Statement and any amendment or supplement thereto (all of the foregoing in conformity with the requirements of the Securities Act), as they may reasonably request from time to time and a reasonable number of copies of each Applicable Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated in any of the forgoing by reference and all exhibits to any of the foregoing (including those incorporated by reference).

     (c) Promptly after the filing of any document that is to be incorporated by reference into any Applicable Registration Statement or any prospectus, provide copies of such document to the Holders and any underwriter.

     (d) Use its reasonable best efforts to (i) register and qualify the securities covered by each Applicable Registration Statement under such other securities or blue sky laws of such U.S. federal, state or other jurisdictions as shall be reasonably requested by the Holders,
          (ii) to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and (iii) to take any and all other actions which may be necessary or advisable to enable the Holders or underwriters to consummate the disposition in such jurisdictions of the Registrable Securities; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it would not otherwise be required to so qualify to do business or consent to service of process or subject itself to taxation in any such jurisdiction.

     (e) Use its reasonable best efforts to cause all Registrable Securities to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Holders to consummate the disposition of such Registrable Securities.

     (f) Cooperate with the Holders and each underwriter participating in the disposition of any Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

     (g)  [Reserved.]

     (h) Notify each Holder, at any time when a prospectus is required to be delivered under the Securities Act in connection with any public offering or sale of Registrable Securities, of the happening of any event, the existence of any condition or any information becoming known as a result of which (i) any Applicable Registration Statement or the prospectus included in any Applicable Registration Statement, as then in effect, includes an untrue statement of a material fact or
          (ii) any changes in or amendments or supplements to any Applicable Registration Statement or any such prospectus are required so that, in the case of any such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that, in the case of any such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and furnish, at the Company's expense, to each Holder and each underwriter (or, if applicable, each managing underwriter) a number of copies of an amendment to such Registration Statement or supplement to or an amendment of such prospectus as may be necessary to eliminate such untrue statement or omission.

     (i) Cause all Registrable Securities to be listed or quoted on each securities exchange or automated quotation system on which such Registrable

          Securities are then listed or quoted, and notify the Holders when any such listing or quoting has been effected.

     (j) Furnish, on the effective date of the Shelf Registration Statement and as otherwise reasonably requested in connection with specific transactions in relation to any secondary distribution of the Registrable Securities with or through specific brokers, dealers, market makers or similar securities industry professionals, an opinion of outside counsel representing the Company for the purposes of such registration, in each case to be in form and substance as is customarily given by counsel to underwriters in an underwritten public offering, and addressed to the Holders (in the case of the opinion of counsel to be delivered on the effective date of the Registration Statement) or otherwise to the relevant Holders, brokers, dealers, market makers or similar securities industry professionals, as the case may be.

     (k) Permit the Holders, and the underwriter(s) (or, if applicable, managing underwriter(s)) and Participating Holders participating in any underwritten offering of Registrable Securities, and (in each case) their respective counsel, accountants and other representatives and agents, the opportunity to participate in the preparation of any Applicable Registration Statement, each prospectus or prospectus supplement included therein or filed with the SEC, and each amendment thereof or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, and give each of the foregoing parties access to its books and records, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and such opportunities to discuss the business of the Company and its subsidiaries with their respective directors, officers and employees and the independent public accountants who have certified the Company and its subsidiaries' financial statements, and supply all other information and respond to all inquiries requested by such Participating Holders, managing underwriter(s), or their respective counsel, accountants or other representatives or agents in connection with such Registration Statement, as shall be necessary or appropriate, in the opinion of counsel to such Holders, Participating Holders or underwriter(s) (or, if applicable, managing underwriter(s)), to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

     (l) Promptly notify each Holder and each underwriter (i) when any Applicable Registration Statement, any pre-effective amendment thereto, the prospectus or any prospectus supplement related thereto or post-effective amendment to such Registration Statement has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective; (ii) of the receipt by the Company of any comments from the SEC, any stop order suspending the effectiveness of such Registration Statement, any order preventing or suspending the use of any preliminary prospectus or prospectus with respect to the Registrable Securities, or the initiation of any proceedings for any such purpose; and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction of the initiation of any proceeding for such purpose.

     (m) Deliver promptly to counsel to the Holders and each underwriter, if any, participating in any offering of the Registrable Securities, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the Shelf Registration Statement.

     (n) Use its best efforts to prevent the issuance of and, failing that, to obtain the earliest possible withdrawal or termination of, any order or suspension described in Section 4.1(l)(ii) or (iii).

     (o) Promptly incorporate in one or more prospectus supplements or post-effective amendments such information as the Majority Holders, or the underwriter(s) (or, if applicable, the managing underwriter(s)) or Majority Participating Holders (in the case of any underwritten offering of the Registrable Securities), reasonably request from time to time to be included therein relating to any plan of distribution with respect to the Registrable Securities (or a portion thereof) or such other information as they otherwise may reasonably request to be included therein; and make all required filings of each such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

     (p) Cooperate with the Holders, and with the managing underwriter(s) of any underwritten offering of the Registrable Securities, to facilitate the timely preparation and delivery from time to time of certificates not bearing any restrictive legends representing the Registrable Securities, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with any underwriting agreement prior to any sale of Registrable Securities to underwriters or, if not an underwritten offering, in accordance with the instructions of the Holders at least five business days prior to any sale of Registrable Securities and instruct any transfer agent or registrar of Registrable Securities to release any stop transfer orders in respect thereof.

     (q)  [Reserved.]

     (r) Take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary to make any such prohibition inapplicable.

     (s) From time to time, enter into such agreements with or for the benefit of specific brokers, dealers, market makers or similar securities industry professionals identified by the Holder Representative, in relation to the Registrable Securities, as are customarily entered into and made by issuers with respect to secondary distributions under similar circumstances (containing customary representations, warranties, indemnities and agreements) or as are otherwise reasonably requested by the Holder Representative, PROVIDED that the specific terms of such agreements shall be approved by the Company, such approval not to be unreasonably withheld or delayed. For the avoidance of doubt, the parties acknowledge and agree that (i) this Section 4.1(s) does not require the Company to enter into a "classic" underwriting agreement in connection with a "classic" underwritten secondary public offering of Registrable Securities and (ii) the Company may (without limitation) be requested pursuant to this Section 4.1(s) to enter into indemnification agreements along the lines of
          Section 8.1 hereof for the direct benefit of specific securities industry professionals.

     (t) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission in connection with the registration, offer and sale of the Registrable Securities contemplated hereby, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in an underwritten offering and (ii) if any Registrable Securities are sold otherwise than pursuant to an underwritten offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Shelf Registration Statement, which statements shall cover said 12-month periods.

     (u) Without limitation of any of the foregoing, make such filings, and take such other actions, as are necessary to comply with Rule 153 under the Securities Act (or any successor rule) in connection with any offer or sale of any Registrable Securities.

SECTION 4.2 DELAY OR FAILURE TO REGISTER.

     (a) The Company acknowledges that the lack of liquidity of the Registrable Securities diminishes the value of the Registrable Securities and that any delay in the registration thereof as contemplated by this Agreement imposes risk on the Holders. The parties have further agreed that such risk should not be borne entirely by the Vendors. Specifically, the parties have agreed that (i) the Holders should be compensated as set forth in Section 4.2(b) for bearing such risk beyond the Initial Due Date and (ii) the Holders should have the rights set forth in Section 4.2(c) below under the circumstances described therein.

     (b) If the Shelf Registration Statement (complying in all material respects with the requirements of Section 2.1 and 4.1) has not been declared effective by the SEC on or prior to the Initial Due Date, then, commencing on the day after the Initial Due Date, a special payment to the Holders shall accrue at a rate of CAN$1989 for each day thereafter until the earliest to occur of (i) the Shelf Registration Statement (complying in all material respects with the requirements of Section 2.1 and 4.1) is declared effective by the SEC, (ii) the Registrable Securities Repurchase is consummated or (iii) the second anniversary of the Closing Date.

     (c) If the Shelf Registration Statement (complying in all material respects with the requirements of Sections 2.1 and 4.1) has not been declared effective by the SEC on or prior to the Long-Term Due Date (a "LONG-TERM NON-REGISTRATION EVENT"), then the Majority Holders shall have the right and option (hereinafter sometimes referred to as the
          "RIGHT"), but not the obligation, so long as such Long-Term Non-Registration Event shall be continuing (and prior to the second anniversary of the Closing Date), to require the Company to purchase all (but not less than all) of the Registrable Securities from the Holders, for cash, on the terms and subject to the conditions and restrictions contained below in this Section 4.2. The Right granted hereunder may be exercised by the Majority Holders by delivery to the Company of a written notice of such exercise (an "EXERCISE NOTICE"). Once delivered, the Exercise Notice shall be irrevocable, subject to payment by the Company of the Purchase Price for the Registrable Securities in accordance with the terms hereof. The purchase price for all of the Registrable Securities (the "PURCHASE

          PRICE") shall equal the sum of (i) the Purchase Agreement Shares Closing Date Market Value, plus (ii) an amount equal to CAN$7956, multiplied by the number of days elapsed between the Financial
          Statements Delivery Date and the date the Registrable Securities Repurchase is consummated, minus (iii) the aggregate Canadian dollar-equivalent amount (determined on the basis of prevailing exchange rates in effect at the close of business on the date of payment of any such dividend) of any cash dividends on the Registrable Securities actually received by the Holders prior to or on the date the Registrable Securities Repurchase is consummated. The "PURCHASE AGREEMENT SHARES CLOSING DATE MARKET VALUE" shall equal the product of
          (i) the aggregate number of Purchase Agreement Shares as of the Closing Date, multiplied by (ii) the last reported sale price for the Common Shares on the New York Stock Exchange on the Closing Date, with such product then converted into Canadian dollars on the basis of the exchange rate prevailing at the close of business on the Closing Date.

     (d) The closing of any purchase and sale of the Registrable Securities pursuant to Section 4.2(c) (the "REGISTRABLE SECURITIES REPURCHASE") shall, unless otherwise mutually agreed, be held at the principal offices of the Company, on the date agreed to by the Company and the Majority Holders, which date (the "SETTLEMENT DATE") shall in no event be on a date later than (10) days after the date of the Exercise Notice. Until the Settlement Date, the Holders shall continue to own the Registrable Securities, and will continue to be treated as the holder of such Registrable Securities for all purposes. Registrable Securities will be transferred to the Company only upon receipt by the Holders of cash in payment in full therefor.

     (e) At the closing of the Registrable Securities Repurchase, payment of the Purchase Price shall be accompanied by proper instruments of transfer and assignment and by the delivery of representations and warranties of (i) each relevant Holder with respect to its due corporate (or analogous) authority to sell all of its right, title and interest in and to its Registrable Securities to the Company, and with respect to the ownership by each Holder of its Registrable Securities, free and clear of all liens of Persons claiming through such Holder, and (ii) the Company with respect to its due authority to acquire the Registrable Securities for cash.

     (f) Any special payment accruing under Section 4.2(b) shall be due and payable at the end of each calendar month.

     (g)  The parties  acknowledge and agree that the provisions of this Section
          4.2 are not intended as, and do not constitute, a penalty. Rather, they reflect the agreement of the parties as to the manner in which the Company will compensate the Holders if the Shelf Registration Statement (complying in all material respects with the requirements of Section 2.1 and 4.1) is not declared effective by the SEC within the time periods specified above in this Section 4.2, the parties having agreed to the allocation of risk to the Company specified above with respect to such matters. However, the parties further acknowledge that the Company is expected, and required, at all times to use its reasonable best efforts to achieve such filing and effectiveness as expeditiously as reasonably practicable, and that this Section 4.2 is primarily intended to provide for the circumstance where such filing or effectiveness is not achieved by the Company notwithstanding the Company's continued use of its reasonable best efforts in such regard. Accordingly, subject to the following sentences of this Section 4.2(g), nothing in this Section 4.2 shall relieve the Company for any liability it may have for any failure to comply with such best efforts obligations. However, in any action by the Holders against the Company to recover damages in respect of any such breach, the relevant arbitration panel, to the extent that they deem appropriate under the circumstances, may take into account any amounts paid under Section 4.2(b), or any Registrable Securities Repurchase, in determining the appropriate damages to be paid by the Company.

     (h) Nothing in this Section 4.2 limits in any respect the Company's liability for any matter related to this Agreement other than as expressly set forth in the last sentence of Section 4.2(g).

SECTION 4.3 SUSPENSION OF SALES.

     Each Holder agrees that, upon receipt of any notice from the Company pursuant to Section 4.1(h), such Holder will (to the extent that it can do so without violating any outstanding agreements) forthwith discontinue disposition of Registrable Securities pursuant to the then-current prospectus until such Holder receives copies of a supplemented or amended prospectus or until such Holder is advised in writing by the Company that the use of the prospectus may be resumed. The Company shall use its reasonable best efforts to limit the duration of any discontinuance of disposition of Registrable Securities pursuant to this Section. It is understood and agreed that no Holder is responsible for any disposition or further disposition of Registrable Securities by any underwriter or any other Person.

                                   ARTICLE 5
                   HOLDER'S OBLIGATION TO FURNISH INFORMATION

SECTION 5.1 CONDITION PRECEDENT.

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any particular Holder that such Holder furnish to the Company such information regarding itself, the number of Registrable Securities intended to be sold by it, and the intended method of disposition of such Registrable Securities (if other than in an underwritten public offering pursuant to Article 3 hereof), as shall be required under the Securities Act to effect the registration of such Holder's Registrable Securities.

                                   ARTICLE 6
                              REGISTRATION EXPENSES

SECTION 6.1 REGISTRATION EXPENSES.

     The Company shall pay all Registration Expenses.

                                   ARTICLE 7
                              DELAY OF REGISTRATION

SECTION 7.1 NO RIGHT TO DELAY.

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company's securities as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement; PROVIDED that it is understood and agreed that no Holder shall be deemed to be in violation of this Section 7.1 by virtue of seeking or obtaining an injunction, or an order for specific performance, described in Section 14.10 hereof.

                                   ARTICLE 8
                        INDEMNIFICATION AND CONTRIBUTION

SECTION 8.1 INDEMNIFICATION OF HOLDERS.

     The Company will, and hereby agrees to, indemnify and hold harmless (i) each Holder, each Vendor Limited Partner and the respective Affiliates of each of the foregoing, (ii) the respective directors, officers, members, partners, employees, advisors, representatives and agents of each Person listed or described in clause (i), and (iii) each Person, if any, who "controls" (within the meaning of the Securities Act) any of the Persons listed or described in clause (i) or (ii), against all losses, claims, damages, or liabilities, joint or several, or actions or proceedings in respect thereof to which such Holder or other Person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions or proceedings in respect thereof arise out of, or are based upon, (x) any untrue statement or alleged untrue statement (for the avoidance of doubt, as of any date) of any material fact contained in any Applicable Registration Statement, any preliminary prospectus, prospectus, summary prospectus or prospectus supplement included in or related to any such Registration Statement or otherwise relating to any of the Registrable Securities, any documents incorporated by reference in any of the foregoing, or any amendment or supplement to any of the foregoing, (y), the omission or alleged omission (for the avoidance of doubt, as of any date) to state in any of the documents described in clause (x) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (z) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any of the documents described in clause (x), or otherwise in connection with such registration, and the Company will reimburse such Holder or other Person entitled to indemnification hereunder for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action or proceeding; provided, however, that the Company will not be so liable to such Holder (or the Holder Representative, or any Vendor Limited Partner that is a limited partner of such Holder) to the extent any such loss, claim, damage, liability or action or proceeding arises out of, or is based upon, an untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact in any such Registration Statement, any such preliminary prospectus, prospectus, summary prospectus or prospectus supplement, or any such amendment or supplement to any of the foregoing, in each case, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of such Holder specifically for use therein; and provided, further, that the Company will not be liable, and this indemnification agreement shall not apply, in any such case to the extent any such loss, claim, damage, liability or action is attributable to the failure of such Holder (or underwriter, or agent acting on its behalf, with respect to the Registrable Securities), after having been provided by the Company with a final prospectus (or amendment or supplement thereto) (an "UPDATED DOCUMENT") that corrects a material misstatement or omission contained in the preliminary prospectus, to use such Updated Document in the place of such preliminary prospectus. Without limitation of Section 4.1(s) hereof, the Company will also indemnify and hold harmless (1) underwriters, selling brokers, dealers, dealer managers, market makers, and similar securities industry professionals, participating in any distribution of any of the Registrable Securities, and their respective officers, directors, members, partners, employees, advisors, representatives and agents, and (2) each Person who "controls" (within the meaning of the Securities
Act) any of the Persons described in clause (1), to the same extent as provided above with respect to the indemnification of the Holders, if so requested by the Holder Representative, except with respect to information furnished in writing specifically for use in any prospectus or Registration Statement by any selling Holders (or the Holder Representative) or any such underwriters.

SECTION 8.2 INDEMNIFICATION OF COMPANY.

     With respect to written information furnished to the Company by or on behalf of a Holder specifically for use in any Applicable Registration Statement, any related preliminary prospectus, or any related prospectus or any supplement or amendment thereto, such Holder will severally indemnify and hold harmless the Company, and its directors, officers and employees and each Person, if any, who "controls" the Company (within the meaning of the Securities Act) against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which the Company or such other Person entitled to indemnification hereunder may become subject under the Securities Act, or otherwise, insofar as such losses, claims, damages, liabilities or actions in respect thereof arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, such preliminary prospectus, or such prospectus, or any such amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and such Holder will reimburse the Company and such other Persons for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; but in the case of all of the foregoing to the extent, and only to the extent, that the same arises out of, or is based upon, an untrue statement of a material fact or an omission to state a material fact in such Registration Statement, such preliminary prospectus, or such prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, such written information; PROVIDED, HOWEVER, that the liability of any Holder under this Section 8.2 (including under this sentence and the last sentence of this Section 8.2(b)) shall be limited to the amount of proceeds (net of expenses and underwriting discounts and commissions) received by such Holder in the offering giving rise to such liability. Subject to the limitation set forth in the preceding proviso, the Holder will also indemnify underwriters, selling brokers, dealer managers, and similar securities industry professionals, participating in any distribution of the Registrable Securities in which such Holder participates in connection with any Applicable Registration Statement, their officers and directors and each Person who "controls" such Persons (within the meaning of the Securities Act) to the same extent as provided herein with respect to the indemnification of the Company, if so requested by the Company, but only if and to the extent that the Company also indemnifies such Persons to the same extent as provided herein with respect to the Company's indemnification of such Holder.

SECTION 8.3 NOTIFICATION OF CLAIM.

     Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action or proceeding, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the claim or the commencement of that action or proceeding; provided, however, that the failure to notify the indemnifying party will not relieve it from any liability that it may have to the indemnified party except to the extent it was actually damaged or suffered any loss or incurred any additional expense as a result thereof. If any such claim or action or proceeding is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action or proceeding, (a) the indemnifying party diligently will defend the indemnified party against such claim or action or proceeding, (b) the indemnifying party will not be liable to the indemnified party for any legal or other related expense subsequently incurred by the indemnified party in connection with the defense thereof other than costs of investigation and the indemnified party shall be entitled to participation in such defense at its own expense, (c) the indemnifying party will not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the written consent of the indemnifying party (which consent shall not unreasonably withhold) or the indemnified party waived any rights to indemnification hereunder in writing, in which case the indemnified party may effect a settlement without such consent, and (d) the indemnified party will be obligated reasonably to cooperate with, and at the sole expense of, the indemnifying party in the investigation of such claim or action or proceeding; provided, however, that the indemnified party may employ its own counsel if (i) the indemnifying party fails to notify the indemnified party in writing, within 15 days after the indemnified party has given notice of the action or proceeding, of its assumption of the defence of such claim, action or proceeding, (ii) the indemnifying party fails, or ceases, to defend diligently the claim, action or proceeding within 15 days after receiving notice of such failure, or cessation, from such indemnified party;
(iii) such indemnified party reasonably shall have concluded (upon advice of its counsel) that there may be one or more legal defences available to such indemnified party or other indemnified parties which may not be asserted on their behalf by the indemnifying party; or (iv) the indemnified party shall have been advised by its counsel in writing that, in the reasonable judgment of such counsel, it is advisable for such indemnified party to be represented by separate counsel due to the presence of actual or potential conflicts of interest, and in any such event the fees and expenses of such separate counsel will also be paid by the Company; provided that the Company shall not be liable for the reasonable fees and expenses of more than one separate counsel at any time for the Holders and their related indemnified parties and one separate counsel for the underwriters (or other securities industry professionals described in the last sentence of Section 8.1, as the case may be) and their related indemnified parties (and, in each case, separate local counsel as reasonably necessary). An indemnifying party shall not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes a release of such indemnified party reasonably acceptable to such indemnified party from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement reasonably acceptable to such indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not adversely affect the right of any indemnified party to indemnification or contribution as provided in this Agreement.

SECTION 8.4 CONTRIBUTION.

     If for any reason the indemnification provided for in Sections 8.1 or 8.2 is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause
(i) above, in such proportion as is appropriate to reflect not only such relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the relevant offering of Registrable Securities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8.4 were to be determined by PRO RATA allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this
Section  8.4.  No Person  guilty of  fraudulent  misrepresentation  (within  the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 8.4 to the contrary, no Person specified to be indemnified under Section 8.1 shall be required to contribute any amount in excess of the proceeds (net of expenses and underwriting discounts and commissions) received by such Person from the sale of Registrable Securities in the offering to which the losses, claims, judgments, penalties, fines damages, or liabilities of the indemnified parties related.

SECTION 8.5 SURVIVAL; NONEXCLUSIVITY.

     The obligations under this Article 8 shall survive (without time limitation) the completion of any offering of Registrable Securities, and otherwise, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party. The provisions of this Article 8 are in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

                                   ARTICLE 9
                           REPORTS UNDER EXCHANGE ACT

SECTION 9.1 REPORTING.

     With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees that, during any period(s) when any Registrable Securities are outstanding and the Company is subject to the reporting requirements of the Exchange Act, it will:

     (a) Make and keep available "adequate current public information" (as such phrase is understood and defined in Rule 144) concerning the Company;

     (b) Take such action, including the voluntary registration of its Common Shares under the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

     (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                                   ARTICLE 10
                        ASSIGNMENT OF REGISTRATION RIGHTS

SECTION 10.1 ASSIGNMENT.

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities provided that such transfer complies with all applicable securities laws (and Section 2.4, to the extent applicable); provided, however, that (a) the Company is, promptly upon such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned,
(b) the transfer of such Registrable Securities may be effected in accordance with all applicable securities laws, and (c) the transferee executes and agrees to be bound by this Agreement, an executed counterpart of which shall be furnished to the Company.

                                   ARTICLE 11
                        AMENDMENT OF REGISTRATION RIGHTS

SECTION 11.1 AMENDMENT.

     Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder of any Registrable Securities, each future Holder of such Registrable Securities and the Company.

                                   ARTICLE 12
                         REPRESENTATIONS AND WARRANTIES

SECTION 12.1 REPRESENTATIONS AND WARRANTIES OF ALL PARTIES.

     Each of the parties to this Agreement hereby represents and warrants as to itself that on the date hereof: (i) it has the right, power and authority to enter into this Agreement, and to perform its obligations hereunder; (ii) this Agreement is a legal, valid and binding obligation of such party; (iii) the execution, delivery and performance of this Agreement by such party does not violate or conflict with any law, statute, ordinance, rule or regulation applicable to such party or any material agreement, judgment, license, permit, order or other document applicable to or binding upon such party or any of its properties; and (iv) no consent, approval, authorization or order of any court or governmental authority or third party is required with respect to such party in connection with its execution, delivery and performance of this Agreement, other than any applicable reviews, comment periods or approvals by the SEC, other securities regulators and securities exchanges with respect to the registration of Registrable Securities as contemplated hereby.

SECTION 12.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     The representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement.

                                   ARTICLE 13
                              HOLDER REPRESENTATIVE

SECTION 13.1 ACKNOWLEDGEMENT.

     The parties to this Agreement acknowledge that under the Purchase Agreements, the Vendors agreed to appoint and at all times be represented by one Person only, acting on their behalf, as sole legal agent and representative (the "HOLDER REPRESENTATIVE"), in all matters relating to the Partnership. The parties to this Agreement hereby further agree and acknowledge that the same shall apply to all matters relating to this Agreement and that the Nominee Holder shall be the Holder Representative.

SECTION 13.2 EXCLUSIVE DEALINGS WITH HOLDER REPRESENTATIVE.

     Notwithstanding any other provision of this Agreement, the Holders shall only communicate with, direct and/or instruct the Company collectively through the Holder Representative and the Company shall communicate exclusively with the Holder Representative in respect of all matters of communication to the Holders, and shall be entitled and to rely upon the communications, directions and instructions exclusively in dealing with all matters relating to such Holders. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to communicate directly with the Holders or to make any investigations or inquiries in respect of communications, directions and instructions the Company receives from the Holder Representative. All acts or omissions of the Holder Representative hereunder shall be deemed to be the acts or omissions, severally and not jointly, of the particular Holders the Holder Representative is purporting to represent with respect to any particular act or omission. The Holder Representative shall have no personal liability to the Company for any of its acts or omissions in connection with this Agreement.

SECTION 13.3 INDEMNIFICATION.

     The Vendors hereby agree to indemnify and save and hold harmless the Company against any claim by any Holder against the Company asserting that the Holder Representative was not authorized to give, or the Company was not authorized to act upon, any communication, direction or instruction from the Holder Representative with respect to any matter within the ambit of authority of the Holder Representative as specified in Section 13.2.

                                   ARTICLE 14
                                  MISCELLANEOUS

SECTION 14.1 DISPUTE RESOLUTION.

(1)  BEST EFFORTS TO SETTLE DISPUTES.

     In the event any dispute, claim, question or difference (a "DISPUTE") arises with respect to this Agreement, or its performance, enforcement, breach, termination or validity, the parties shall use their best efforts to settle the Dispute. To this end, either the Company or the Holder Representative may deliver formal notice of a Dispute to the other, and senior officers of the Company and the Holder Representative shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to all parties within 10 Business Days of delivery of the notice of Dispute.

(2)  ARBITRATION.

     If the Company and the Holder Representative do not reach a solution pursuant to Section 14.1(1) within a period of 10 Business Days following the first notice of the Dispute by one of the Company and the Holder Representative to the other, then upon further written notice by one to the other, the Dispute shall be finally determined by binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association ("AAA Rules"), and judgment upon the award of the arbitrators may be entered in any court of competent jurisdiction.

     (a) The arbitration shall be conducted in the English language in New York, New York, in accordance with the United States Arbitration Act.

     (b) There shall be three arbitrators, of whom each of the Company and the Holder Representative shall name one. The third, who will act as chair, shall be chosen in accordance with the AAA Rules. However, if the amount in controversy is less than one million U.S. dollars, there shall be a single arbitrator chosen in accordance with the AAA Rules.

     (c) Any party may seek emergency interim or provisional relief prior to the appointment of a full panel of arbitrators (including prior to, or during, the ten-Business Day period specified in Section 14.1(1)) pursuant to the AAA Optional Rules for Emergency Measures of Protection.

     (d) The arbitrators shall be guided in their conduct of the arbitration by the IBA Rules on the Taking of Evidence in International Commercial Arbitration.

(3)  This   Section  14.1  shall   govern   Disputes   (as  defined   hereunder)
     notwithstanding any term to the contrary in the Purchase Agreements.

SECTION 14.2 NOTICES.

     Any notice, direction or other communication (collectively, "NOTICE") given regarding the matters contemplated by this Agreement must be in writing and sent by personal delivery, courier or facsimile (but not only by electronic mail), addressed:

     (a) in the case of any Holder or the Holder Representative, addressed as follows:

          c/o PenEquity Management Corporation
          Suite 400
          370 King Street West
          Toronto, Ontario
          M5V 1J9
          Attention:  David Johnston, President and C.E.O.
          Facsimile:  (416) 408-3075

                                 with a copy to:

          Gardiner Roberts LLP
          Scotia Plaza, Suite 3100
          40 King Street West
          Toronto, Ontario  M5H 3Y2
          Attention:  Robert K. Schwartz
          Facsimile:  (416) 865-6636

     (b)  in the case of the Company, addressed as follows:

          Entertainment Properties Trust
          Suite 201
          30 Pershing Road
          Kansas City, Missouri
          USA
          64108
          Attention:  David Brain, President and C.E.O.
          Facsimile:  (816) 472-5794
                                 with a copy to:

          Stikeman Elliott LLP
          5300 Commerce Court West
          199 Bay Street
          Toronto, Ontario  M5L 1B9
          Attention:  Brenda Hebert
          Facsimile:  (416) 947-0866

     Notice is effective if delivered personally, by facsimile, or by courier, on the date of delivery if it is a Business Day and the delivery or transmission by facsimile was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next Business Day. A party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the party at its changed address. Any element of a party's address that is not specifically changed in a Notice will be assumed not to be changed.

SECTION 14.3 WAIVER.

     No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the party to be bound by the waiver. A party's failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right it may have.

SECTION 14.4 NON-MERGER.

     Except as otherwise expressly provided in this Agreement, the covenants, representations and warranties will not merge upon and will survive execution and delivery of this Agreement and, notwithstanding any execution and delivery and any investigation made by or on behalf of any party, will continue in full force and effect, subject to the terms of this Agreement. Execution and delivery will not prejudice any right of a party against any other party in respect of anything done or omitted under this Agreement or in respect of any right to damages or other remedies, subject to the terms of this Agreement.

SECTION 14.5 CONFLICT.

     In the event of any conflict between the provisions of this Agreement and the provisions of the Purchase Agreement, the provisions contained in this Agreement shall prevail and the provisions of the Purchase Agreement shall be deemed to be amended to the extent necessary to eliminate such conflict.

SECTION 14.6 SUCCESSORS AND ASSIGNS.

     This Agreement becomes effective only when executed by all of the parties. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns. Without limitation of the preceding sentence, the Company agrees that, to the extent that the Registrable Securities include securities of which it is not the issuer, the Company shall be responsible to cause the Person that is the issuer of such Registrable Securities to, in relation to such Registrable Securities, abide by all of the terms of this Agreement as if it were named herein as the "Company" and, at the request of any Holder from time to time, the Company shall cause such other Person to execute and deliver to the Holders an undertaking to such effect, expressly for the benefit of the Holders.

SECTION 14.7 ENTIRE AGREEMENT.

     This Agreement together with the Purchase Agreements constitute the entire agreement between the parties with respect to the transactions contemplated in this Agreement and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the Purchase Agreement. The parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement.

SECTION 14.8 SEVERABILITY.

     If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

SECTION 14.9 NON-BUSINESS DAYS.

     Whenever any payment to be made hereunder shall be stated to be due or any action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, such payment shall be made or such action shall be taken on the next Business Day thereafter.

SECTION 14.10 TIME OF THE ESSENCE; REMEDIES.

     Time shall be of the essence hereof. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached and further agree that money damages or other remedy at law would not be a sufficient or adequate remedy for any breach or violation of, or a default under, this

Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance of the terms and provisions of this Agreement. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto. Each party further agrees that, in the event of any action for an injunction or other equitable remedy in respect of such breach or enforcement of specific performance, it will not assert the defense that a remedy at law would be adequate.

SECTION 14.11 FURTHER ASSURANCES.

     Each of the parties shall execute all such further agreements, instruments, assignments and other documents and shall do all such further acts and things as may reasonably be required from time to time to give full force and effect to this agreement.

SECTION 14.12 CONFIDENTIALITY.

     The parties shall keep in strict confidence this Agreement and the information regarding the transactions contemplated herein, in accordance with the confidentiality provisions set forth in Section 12.9 of the Purchase Agreement, MUTATIS MUTANDIS. Subject to the provisions of Article 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

SECTION 14.13 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as the original signatures of the parties.

SECTION 14.14 GOVERNING LAW.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI WITHOUT REGARD TO PRINCIPALS OF CONFLICTS OF LAWS.

SECTION 14.15 NO INCONSISTENT AGREEMENT.

     The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights, or provides rights superior to those, granted to the Holders in this Agreement. The Company represents and warrants to each of the Holders that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.

SECTION 14.16 DEFAULTS.

     A default by any party to this Agreement in such party's compliance with any of the conditions or covenants hereof or performance of any of the obligations of such party hereunder shall not constitute a default by any other party.

SECTION 14.17 NO REQUIRED SALE.

     Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Holders to sell any Registrable Securities pursuant to any effective registration statement.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

 [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 24, 2004]

THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                   ENTERTAINMENT PROPERTIES TRUST


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                   WHITBY CENTRUM LIMITED PARTNERSHIP

                                   By its general partner, Penex Whitby Ltd.


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                   OAKVILLE CENTRUM LIMITED PARTNERSHIP

                                   By its general partner, Penex Winston Ltd.


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                   KANATA CENTRUM LIMITED PARTNERSHIP

                                   By its general partner, Penex Kanata Ltd.


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

 [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 24, 2004]


                                   COURTNEY SQUARE LIMITED PARTNERSHIP

                                   By its general partner, Courtney Square Ltd.


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                   2041197 ONTARIO LTD.


                                   By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE A

     1. Draft audited historical income statements for each of the four properties sold pursuant to the Purchase Agreements, required for the Company's 8-K filing with respect to the Purchase Agreements.